Pacer Cash Cows Fund of Funds ETF
Schedule of Investments
July 31, 2024 (Unaudited)

AFFILIATED EXCHANGE TRADED FUNDS - 99.9%	Shares	Value
Pacer Developed Markets International Cash Cows 100 ETF (a)	588,377	$18,298,525
Pacer Global Cash Cows Dividend ETF (a)	529,198	18,601,310
Pacer US Cash Cows 100 ETF (a)	328,224	18,977,911
Pacer US Cash Cows Growth ETF (a)	416,279	18,467,885
Pacer US Small Cap Cash Cows 100 ETF (a)	412,535	20,057,452
TOTAL AFFILIATED EXCHANGE TRADED FUNDS (Cost $83,927,362)		94,403,083

TOTAL INVESTMENTS - 99.9% (Cost $83,927,362)		94,403,083
Other Assets in Excess of Liabilities – 0.1% (b)		60,444
TOTAL NET ASSETS - 100.0%		$94,463,527

Percentages are stated as a percent of net assets.

(a)	Affiliated company as defined by the Investment Company Act of 1940.
(b)	Represents less than 0.05% of net assets.

	Share Activity				Period Ended July 31, 2024
Security Name	Balance as of May 1, 2024	Purchases	Sales	Balance July 31, 2024	Value	Dividend Income	Gain/(Loss) Realized on Sale of Shares	Net Change in Unrealized Appreciation (Depreciation) on Investments in Affiliates
Pacer Developed Markets International Cash Cows 100 ETF	609,263	27,940	(48,826)	588,377	$18,298,525	$567,992	$203,920	$(387,886)
Pacer Global Cash Cows Dividend ETF	563,787	22,297	(56,886)	529,198	18,601,310	388,204	149,215	432,259
Pacer US Cash Cows 100 ETF	339,100	16,318	(27,194)	328,224	18,977,911	97,760	253,902	740,133
Pacer US Cash Cows Growth ETF	460,089	17,872	(61,682)	416,279	18,467,885	15,806	322,760	1,436,266
Pacer Small Cap US Cash Cows 100 ETF	402,486	42,341	(32,292)	412,535	20,057,452	39,010	246,647	959,304

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

Pacer Cash Cows Fund of Funds ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Affiliated Exchange Traded Funds	$94,403,083	$–	$–	$94,403,083
Total Investments	$94,403,083	$–	$–	$94,403,083

Refer to the Schedule of Investments for further disaggregation of investment categories.